Exhibit 99.2
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
The accompanying unaudited pro forma condensed consolidated financial statements of A. H. Belo Corporation and subsidiaries (the “Company”) were derived from the Company’s historical consolidated financial statements. The unaudited pro forma balance sheet as of June 30, 2014, was adjusted to reflect the disposition of the assets and operations related to the sale of The Providence Journal to LMG Rhode Island Holdings, Inc. on September 3, 2014, as though the disposition occurred on June 30, 2014. The unaudited pro forma condensed consolidated statements of operations for the years ended December 31, 2013, 2012 and 2011, include pro forma adjustments that reflect the disposition of the assets and operations related to the sale of The Providence Journal on September 3, 2014. These financial statements were prepared as though the disposition occurred on January 1, 2011.
The unaudited pro forma condensed consolidated financial statements are furnished for informational purposes only and do not purport to reflect the Company’s financial position and results of operations had the dispositions occurred on the dates as indicated above. Further, these financial statements are not necessarily indicative of the Company’s future financial position and future results of operations and should be read in conjunction with the historical financial statements of the Company included in its Annual Report on Form 10‑K for the year ended December 31, 2013, and its Quarterly Report on Form 10‑Q for the six months ended June 30, 2014.
The Company’s Quarterly Report on Form 10-Q for the six months ended June 30, 2014, filed with the Securities and Exchange Commission on July 29, 2014, reported the assets and operations related to The Providence Journal as a discontinued operation of A. H. Belo Corporation. Accordingly, a proforma statement of operation is not required for this period as net income (loss) from continuing operations attributable to A. H. Belo Corporation excludes the effect of the transaction as described in Item 2.01 to this Current Report on Form 8-K.

A. H. Belo Corporation and Subsidiaries
Pro Forma Condensed Consolidated Balance Sheet

	June 30, 2014
In thousands, except share amounts (unaudited)	Historical	Pro Forma Adjustments		Pro Forma
Assets
Current assets:
Cash and cash equivalents	$59,754	$47,982	(a)	$107,736
Accounts receivable	28,399	—		28,399
Inventories	7,974	—		7,974
Prepaids and other current assets	8,181	—		8,181
Deferred income taxes, net	116	—		116
Assets held for sale	2,525	—		2,525
Assets of discontinued operations	36,658	(36,658)	(b)	—
Total current assets	143,607	11,324		154,931
Property, plant and equipment, at cost	488,364	—		488,364
Less accumulated depreciation	(420,056)	—		(420,056)
Property, plant and equipment, net	68,308	—		68,308
Intangible assets, net	554	—		554
Goodwill	24,582	—		24,582
Investments	8,511	—		8,511
Deferred income taxes, net	230	—		230
Other assets	4,098	—		4,098
Total assets	$249,890	$11,324		$261,214
Liabilities and Shareholders’ Equity
Current liabilities:
Accounts payable	$12,575	$—		$12,575
Accrued compensation and benefits	9,793	—		9,793
Other accrued expense	3,271	2,959	(c)	6,230
Advance subscription payments	14,555	—		14,555
Liabilities of discontinued operations	9,489	(9,489)	(b)	—
Total current liabilities	49,683	(6,530)		43,153
Long-term pension liabilities	44,187	—		44,187
Other post-employment benefits	2,659	—		2,659
Other liabilities	4,172	—		4,172
Shareholders’ equity:
Preferred stock, $.01 par value; Authorized 2,000,000 shares; none issued	—	—		—
Common stock, $.01 par value; Authorized 125,000,000 shares
Series A: issued 19,918,393 shares	203	—		203
Series B: issued 2,399,676 shares	24	—		24
Treasury stock, Series A, at cost; 432,283 shares held	(5,231)	—		(5,231)
Additional paid-in capital	498,890	—		498,890
Accumulated other comprehensive loss	(15,440)	—		(15,440)
Accumulated deficit	(329,585)	17,854	(d)	(311,731)
Total shareholders’ equity attributable to A. H. Belo Corporation	148,861	17,854		166,715
Noncontrolling interests	328	—		328
Total shareholders’ equity	149,189	17,854		167,043
Total liabilities and shareholders’ equity	$249,890	$11,324		$261,214
See notes to the pro forma condensed consolidated financial statements.

A. H. Belo Corporation and Subsidiaries
Pro Forma Condensed Consolidated Statement of Operations

	Twelve Months Ended December 31, 2013
In thousands, except share and per share amounts (unaudited)	Historical	Pro Forma Adjustments		Pro Forma
Net Operating Revenue
Advertising and marketing services	$208,959	$(41,015)	(e)	$167,944
Circulation	120,316	(34,042)	(e)	86,274
Printing and distribution	36,975	(15,011)	(e)	21,964
Total net operating revenue	366,250	(90,068)		276,182
Operating Costs and Expense
Salaries, wages and employee benefits	146,307	(35,894)	(e)	110,413
Other production, distribution and operating costs	140,230	(25,512)	(e)	114,718
Newsprint, ink and other supplies	50,810	(15,963)	(e)	34,847
Depreciation	18,079	(3,218)	(e)	14,861
Amortization	4,493	(4,372)	(e)	121
Total operating costs and expense	359,919	(84,959)		274,960
Net income from operations	6,331	(5,109)		1,222
Other Income, Net
Gains on equity method investments, net	2,122	—		2,122
Interest expense	(311)	—		(311)
Other income, net	599	(256)	(e)	343
Total other income, net	2,410	(256)		2,154
Income from Continuing Operations Before Income Taxes	8,741	(5,365)		3,376
Income tax expense	1,584	(124)	(f)	1,460
Income from Continuing Operations	7,157	(5,241)		1,916
Net loss from continuing operations attributable to noncontrolling interests	(193)	—		(193)
Net Income from Continuing Operations Attributable to A. H. Belo Corporation	$7,350	$(5,241)		$2,109

Per Share Basis, Basic and Diluted, from Continuing Operations
Net income from continuing operations attributable to A. H. Belo Corporation
Basic and Diluted	$0.31			$0.09
Weighted average shares outstanding
Basic	21,967,666			21,967,666
Diluted	22,063,741			22,063,741
See notes to the pro forma condensed consolidated financial statements.

A. H. Belo Corporation and Subsidiaries
Pro Forma Condensed Consolidated Statement of Operations

	Twelve Months Ended December 31, 2012
In thousands, except share and per share amounts (unaudited)	Historical	Pro Forma Adjustments		Pro Forma
Net Operating Revenue
Advertising and marketing services	$216,108	$(45,995)	(e)	$170,113
Circulation	123,224	(34,562)	(e)	88,662
Printing and distribution	35,358	(13,209)	(e)	22,149
Total net operating revenue	374,690	(93,766)		280,924
Operating Costs and Expense
Salaries, wages and employee benefits	152,523	(41,268)	(e)	111,255
Other production, distribution and operating costs	139,566	(25,150)	(e)	114,416
Newsprint, ink and other supplies	49,401	(15,328)	(e)	34,073
Depreciation	21,401	(4,356)	(e)	17,045
Amortization	4,373	(4,372)	(e)	1
Total operating costs and expense	367,264	(90,474)		276,790
Net income from operations	7,426	(3,292)		4,134
Other Income, Net
Gains on equity method investments, net	2,628	—		2,628
Interest expense	(629)	—		(629)
Other income, net	752	15	(e)	767
Total other income, net	2,751	15		2,766
Income from Continuing Operations Before Income Taxes	10,177	(3,277)		6,900
Income tax expense	1,804	(11)	(f)	1,793
Income from Continuing Operations	8,373	(3,266)		5,107
Net loss from continuing operations attributable to noncontrolling interests	(107)	—		(107)
Net Income from Continuing Operations Attributable to A. H. Belo Corporation	$8,480	$(3,266)		$5,214

Per Share Basis, Basic and Diluted, from Continuing Operations
Net income from continuing operations attributable to A. H. Belo Corporation
Basic and Diluted	$0.37			$0.22
Weighted average shares outstanding
Basic	21,947,981			21,947,981
Diluted	22,065,856			22,065,856

See notes to the pro forma condensed consolidated financial statements.

A. H. Belo Corporation and Subsidiaries
Pro Forma Condensed Consolidated Statement of Operations

	Twelve Months Ended December 31, 2011
In thousands, except share and per share amounts (unaudited)	Historical	Pro Forma Adjustments		Pro Forma
Net Operating Revenue
Advertising and marketing services	$237,061	$(52,886)	(e)	$184,175
Circulation	126,290	(33,797)	(e)	92,493
Printing and distribution	30,845	(8,382)	(e)	22,463
Total net operating revenue	394,196	(95,065)		299,131
Operating Costs and Expense
Salaries, wages and employee benefits	160,874	(42,555)	(e)	118,319
Other production, distribution and operating costs	146,836	(22,414)	(e)	124,422
Newsprint, ink and other supplies	48,690	(12,524)	(e)	36,166
Depreciation	24,850	(5,219)	(e)	19,631
Amortization	4,373	(4,373)	(e)	—
Asset impairments	872	—		872
Pension plan withdrawal	1,988	—		1,988
Total operating costs and expense	388,483	(87,085)		301,398
Net income (loss) from operations	5,713	(7,980)		(2,267)
Other Expense, Net
Loss on equity method investments, net	(630)	—		(630)
Interest expense	(668)	—		(668)
Other income, net	336	(4)	(e)	332
Total other expense, net	(962)	(4)		(966)
Income (Loss) from Continuing Operations Before Income Taxes	4,751	(7,984)		(3,233)
Income tax expense	5,107	56	(f)	5,163
Loss from Continuing Operations	$(356)	$(8,040)		$(8,396)

Per Share Basis, Basic and Diluted, from Continuing Operations
Net loss from continuing operations attributable to A. H. Belo Corporation
Basic and Diluted	$(0.03)			$(0.40)
Weighted average shares outstanding
Basic and Diluted	21,495,814			21,495,814

See notes to the pro forma condensed consolidated financial statements.

A. H. Belo Corporation and Subsidiaries
Notes to Unaudited Pro Forma Condensed Financial Statements
(all amounts are presented in thousands)

Pro Forma Condensed Consolidated Balance Sheet

(a)
The cash adjustment amount consists of gross proceeds of $47,982 received from the sale of The Providence Journal on September 3, 2014. This amount is comprised of the purchase price of $46,000 and is increased by the anticipated working capital adjustment less liabilities requiring payment at closing, which net to approximately $1,982.

(b)	The eliminated assets/liabilities of discontinued operations are related to the sale of of The Providence Journal to LMG Rhode Island Holdings, Inc. on September 3, 2014.

(c)	Other accrued expense adjustment includes $2,959 for estimated exit costs related to the sale of The Providence Journal.

(d)	Stockholders’ equity was adjusted as a result of adjustments (a) through (d).
Pro Forma Condensed Consolidated Statement of Operations

(e)	The revenues and expenses eliminated are related to the September 3, 2014, sale of The Providence Journal to LMG Rhode Island Holdings, Inc.

(f)
The income tax adjustment amount represents the calculated tax effect of pro forma adjustments to income before income taxes based on the applicable statutory rate. The effective tax rate of the Company could be different depending on activities subsequent to the disposition.